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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 17, 2024
Date of Report (Date of earliest event reported)
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Penumbra, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
One Penumbra Place
Alameda, CA 94502
(Address of principal executive offices, including zip code)

(510) 748-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par value $0.001 per share	PEN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 4.01.	Changes in Registrant’s Certifying Accountant.
The Audit Committee of the Board of Directors (the “Audit Committee”) of Penumbra, Inc. (the “Company”) has completed a process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

As a result of this process, on March 17, 2024, the Company, with the approval of the Audit Committee, appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, subject to completion of its standard client acceptance procedures.

Also on March 17, 2024, the Company, with the approval of the Audit Committee, dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm.

Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through March 17, 2024, there were: (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Report”) and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Deloitte’s letter, stating its agreement with such statements, is filed as Exhibit 16.1 to this Report.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through March 17, 2024, neither the Company nor anyone on its behalf consulted with PwC regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 20, 2024.
104	Cover Page Interactive Data File (formatted as Inline Extensible Business Reporting Language).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penumbra, Inc.

Date: March 21, 2024	By:	/s/ Maggie Yuen
Maggie Yuen
Chief Financial Officer